MIDAS FUNDS
                           Discovering Opportunities
                               [GRAPHIC OMITTED]


                                                           September 21, 2001



Dear Fellow Shareholder:

     The attached proxy materials describe proposals to merge Midas Investors Ltd. ("Midas Investors") into Midas Fund, Inc. ("Midas Fund") and to merge Midas U.S. and Overseas Fund Ltd. ("U.S. and Overseas") into Midas Special Equities Fund, Inc. ("Special Equities"). If the proposals are approved and implemented, each shareholder of Midas Investors will automatically become a shareholder of Midas Fund and each shareholder of U.S. and Overseas will automatically become a shareholder of Special Equities.

     Your Board of Directors unanimously approved and recommends a vote "for" the proposals. The Board of Midas Investors and the Board of U.S. and Overseas each believe that the proposed merger of its Fund will benefit shareholders by providing them with a Fund with compatible investment objectives and policies and lower operating expenses.

     With respect to Midas Investors, which is proposed to merge into Midas Fund, the Board noted that Midas Investors and Midas Fund both seek capital appreciation and protection against inflation; income is each Fund's secondary objective and Midas Investors also seeks to preserve the purchasing power of the dollar. Midas Investors and Midas Fund also have substantially similar investment policies, although Midas Fund has a slightly broader primary focus. While generally both Midas Investors and Midas Fund invest primarily in companies involved, either directly or indirectly, in mining, processing, or otherwise dealing in gold, silver, platinum or other precious metals and in gold, silver or platinum bullion, Midas Fund's primary focus can also include other natural resources companies.

     With respect to U.S. and Overseas, which is proposed to merge into Special Equities, the Board noted that generally U.S. and Overseas and Special Equities have similar investment objectives and different, although compatible, investment policies. U.S. and Overseas seeks the highest possible total return from a combination of long-term growth and income and Special Equities invests aggressively for maximum capital appreciation. Both Funds invest primarily in equity securities, yet their primary portfolio emphasis can be somewhat different. Special Equities emphasizes special situations, i.e. companies that are undergoing unusual or one-time developments, such as liquidations and reorganizations, and in emerging growth companies. U.S. and Overseas emphasizes foreign as well as domestic companies. Nevertheless, Special Equities may, and does from time to time, invest in foreign as well as domestic companies, and U.S. and Overseas may, and does from time to time, invest in special situations.

     Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. The attached Proxy Statement/Prospectus provides more information about the proposed mergers and the Funds. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today or call 1-800-769-4414 to vote by telephone.

                                                         Very truly yours,



                                                         Thomas B. Winmill
                                                         President

                              MIDAS INVESTORS LTD.
                        MIDAS U.S. AND OVERSEAS FUND LTD.


                                    Notice of
                       Special Meeting of Shareholders on
                                November 8, 2001




To the Shareholders:

     A Special Meeting of Shareholders of Midas Investors Ltd. ("Midas Investors") and Midas U.S. and Overseas Fund Ltd. ("U.S. and Overseas"), will be held on Thursday, November 8, 2001 at 10 a.m., Eastern time, at the offices of the Midas Funds at 11 Hanover Square, New York, New York 10005, for the following purposes:

     1. For Shareholders of Midas Investors Only: To approve an Agreement and Plan of Reorganization under which Midas Fund, Inc. ("Midas Fund") would acquire all the assets of Midas Investors in exchange solely for shares of Midas Fund and the assumption by Midas Fund of all of Midas Investors' liabilities, followed by the distribution of those shares to the shareholders of Midas Investors, all as described in the accompanying Proxy Statement/Prospectus; and

     2. For Shareholders of U.S. and Overseas Only: To approve an Agreement and Plan of Reorganization under which Midas Special Equities Fund, Inc. ("Special Equities") would acquire all the assets of U.S. and Overseas in exchange solely for shares of Special Equities and the assumption by Special Equities of all of U.S. and Overseas' liabilities, followed by the distribution of those shares to the shareholders of U.S. and Overseas, all as described in the accompanying Proxy Statement/Prospectus.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of Midas Investors or U.S. and Overseas at the close of business on September 18, 2001. If you attend the meeting, you may vote your shares in person. Whether or not you intend to attend the meeting in person, you may vote in either of the following ways:

1. Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

2. Vote by telephone by calling toll-free at 1-800-769-4414 from 9:00 a.m. to 8:00 p.m. eastern time (a confirmation of your telephone vote will be mailed to you).



                                       By order of the Board of Directors,




                                       Monica Pelaez
                                       Secretary


 September 21, 2001




                             Your vote is important
                       no matter how many shares you own.

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted "for" the proposal described above and will be voted "for" or "against" any other business transacted at the meeting, in the proxies' discretion. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone (by calling 1-800-769- 4414) or in person. If we do not receive your completed proxy card after several weeks, we, or someone on our behalf, may contact you.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                              MIDAS INVESTORS LTD.
                                MIDAS FUND, INC.

                        MIDAS U.S. AND OVERSEAS FUND LTD.
                        MIDAS SPECIAL EQUITIES FUND, INC.
                                11 Hanover Square
                            New York, New York 10005
                             1-800-400-MIDAS (6432)

                           Proxy Statement/Prospectus
                         Dated September 21, 2001 for a
                       Special Meeting of Shareholders on
                                November 8, 2001


     This proxy statement/prospectus ("Proxy Statement/Prospectus") is being furnished to shareholders of Midas Investors Ltd. ("Midas Investors") and Midas U.S. and Overseas Fund Ltd. ("U.S. and Overseas") (collectively, the "Voting Funds"), each a Maryland corporation, in connection with the solicitation of proxies by each Fund's Board of Directors ("Board") for use at a special meeting of each Fund's shareholders to be held on Thursday, November 8, 2001 at 11 Hanover Square, New York, New York 10005 at 10 a.m., Eastern time (such meeting and any adjournment(s) thereof are referred to collectively as the "Meeting").

     As more fully described in this Proxy Statement/Prospectus, the purpose of the Meeting is to vote on the proposed reorganizations in which Midas Fund, Inc. ("Midas Fund") and Midas Special Equities Fund, Inc. ("Special Equities") (collectively, the "Acquiring Funds") would acquire all the assets of Midas Investors and U.S. and Overseas, respectively, in exchange solely for shares of the respective Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the respective Voting Fund. Those shares of the Acquiring Fund would then be distributed to the shareholders of the respective Voting Fund, so that each shareholder would receive a number of full and fractional shares of the respective Acquiring Fund having an aggregate value that, on the effective date of the reorganization, would equal the aggregate net asset value of the shareholder's shares of the Voting Fund. As soon as practicable following the distribution of shares, each Voting Fund would be deregistered and dissolved. These transactions are referred to collectively as the "Reorganizations."

     Midas Investors and Midas Fund. Both Midas Investors and Midas Fund seek capital appreciation and protection against inflation; income is each Fund's secondary objective. Midas Investors also seeks to preserve the purchasing power of the dollar. Generally, each Fund invests primarily in companies involved, either directly or indirectly, in mining, processing, or otherwise dealing in gold, silver, platinum or other precious metals and in gold, silver or platinum bullion. Midas Fund's primary focus can also include other natural resource companies: Midas Investors may invest up to 35% of its total assets in natural resource companies whereas Midas Fund may invest up to 100% of its total assets in such companies.

     U.S. and Overseas and Special Equities. Generally, U.S. and Overseas and Special Equities have similar investment objectives and different, although compatible, investment policies. U.S. and Overseas seeks the highest possible total return from a combination of long-term growth and income and Special Equities invests aggressively for maximum capital appreciation. Both Funds invest primarily in equity securities, yet their primary portfolio emphasis can be somewhat different. Special Equities' portfolio may include special situations, i.e. companies that are undergoing unusual or one-time developments, such as liquidations and reorganizations, and in emerging growth companies. U.S. and Overseas' portfolio may include domestic as well as foreign companies. Nevertheless, Special Equities may, and does from time to time, invest in domestic and foreign companies, and U.S. and Overseas may, and does from time to time, invest in special situations.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth information about the Reorganization and each Acquiring Fund that a shareholder should know before voting on the Reorganization. A Statement of Additional Information, dated September 21, 2001, relating to the Reorganization and including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Statement of Additional Information is legally a part of this Proxy Statement/Prospectus). A Prospectus, dated, May 1, 2001 has been filed with the SEC and is incorporated herein by this reference. Management's discussion of the performance of Midas Fund and Special Equities, which is included in its Annual Report to Shareholders for the fiscal year ended December 31, 2000, is attached as Appendix C and Appendix D to this Proxy Statement/Prospectus. Midas Management Corporation is the Investment Manager of each of the Midas Funds.

     A Statement of Additional Information for each Acquiring Fund and each Voting Fund, dated May 1, 2001, and each Acquiring Fund and Voting Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 and Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2001, have each been filed with the SEC and are incorporated herein by this reference.

     Documents that are incorporated by reference herein and additional information about the Funds have been filed with the SEC and may be obtained without charge, and further inquiries may be made, by writing to Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005 or by calling toll-free 1-800-400-MIDAS (6432). The SEC maintains a website(http://www.sec.gov) that contains materials incorporated by reference, together with other information regarding the Voting Funds and the Acquiring Funds. Copies of such materials may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

     The SEC has not approved or disapproved the shares of Midas Fund and Special Equities being offered in the reorganization or determined whether this proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

SECTION TITLE                                                             PAGE
-------------                                                             ----

VOTING INFORMATION ............................................................3
THE REORGANIZATION.............................................................4
SYNOPSIS.......................................................................4
            The Proposed Reorganizations.......................................4
            Summary Comparison of the Funds....................................5
            Purchase, Redemption and Exchange Procedures.......................6
            Comparison of Principal Risk Factors ..............................7
            Comparative Fee Table..............................................8
            Example of Effect on Fund Expenses ................................9
            Operations of Funds Following the Reorganization...................9
            Performance ......................................................10
MANAGEMENT ...................................................................11
            Investment Manager................................................11
            Distributor.......................................................12
            Other Fund Service Providers......................................12
            Directors and Officers............................................12
            Certificates......................................................12
            Purchases, Redemptions and Exchanges..............................13
            Dividends and Other Distributions ................................13
            Privacy Policy....................................................13
            Federal Income Tax Consequences of the Reorganization ............13
THE PROPOSED TRANSACTION......................................................14
            Reasons for the Reorganization ...................................14
            Reorganization Plan...............................................15
            Description of Securities to Be Issued............................15
            Temporary Waiver of Investment Restrictions ......................16
            Federal Income Tax Considerations.................................16
            Financial Highlights of Midas Fund and Special Equities ..........17
            Capitalization ...................................................18
            Required Vote.....................................................18
ORGANIZATION OF THE FUNDS.....................................................18
LEGAL MATTERS.................................................................18
INFORMATION FILED WITH THE SEC ...............................................18
EXPERTS.......................................................................19
OTHER INFORMATION ............................................................19
            Shareholder Proposals ............................................19
            Other Business ...................................................19
APPENDIX A: Principal Shareholders...........................................A-1
APPENDIX B: Form of Agreement and Plan of Reorganization.....................B-1
APPENDIX C: Management's Discussion of Fund Performance (Midas Fund).........C-1
APPENDIX D: Management's Discussion of Fund Performance (Special Equities)...D-1

                               VOTING INFORMATION

     This Proxy Statement/Prospectus is being furnished to shareholders of Midas Investors and U.S. and Overseas in connection with the solicitation of proxies from each Fund's shareholders by each Fund's Board for use at the Meeting. This Proxy Statement/Prospectus will first be mailed to shareholders on or about September 25, 2001.

     One third of Midas Investors' and one third of U.S. and Overseas' shares outstanding and entitled to vote as of the close of business on September 18, 2001 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting of such Fund. In the absence of a quorum for that Fund, the shareholders present in person or by proxy or, if no shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of such meeting may adjourn the meeting without determining the date of the new meeting or from time to time without further notice to a date not more than 120 days after the Record Date. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. If a quorum is present but sufficient votes to approve a proposal are not received or for any other reason, the Meeting may be adjourned one or more times to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

     Broker non-votes represent proxies received for shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be (i) considered votes cast at the Meeting or
(ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted "FOR" the proposal(s). In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Midas Investors or U.S. and Overseas prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     As of the Record Date, Midas Investors had 1,700,014.629 shares of common stock outstanding and U.S. and Overseas had 816,830.129 shares of common stock outstanding. D.F. King & Co., ("D.F. King") Inc. P.O. Box 1701, New York, NY 10268-1701 has been retained to aid in the solicitation of proxies. The costs of retaining D.F. King, which are anticipated to be approximately $5,000, and other expenses incurred in connection with the solicitation of proxies and the holding of the Meeting, will be borne by the Funds.

     Except as set forth in Appendix A, as of the Record Date, to the knowledge of each Fund, no shareholder owned of record or beneficially 5% or more of the shares of any class of any of the Funds. As of that same date, the Directors and officers of the Funds, as a group, owned less than 1% of any of the Funds' outstanding shares.

     Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities of Midas Investors and approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of U.S. and Overseas, each as of the Record Date. Each outstanding full share of Midas Investors and U.S. and Overseas is entitled to one vote on the respective proposal, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If Proposal 1 and/or Proposal 2 are not approved by the requisite vote of shareholders, the respective Board of Midas Investors and U.S. and Overseas will consider what subsequent actions would be in the best interests of shareholders. Proposals 1 and 2 are not contingent upon each other; if shareholders approve one Reorganization but not the other, the approved transaction will be consummated.

                               THE REORGANIZATION

Proposal 1. For shareholders of Midas Investors only: to approve an Agreement and Plan of Reorganization under which Midas Fund, Inc. would acquire all of the assets of Midas Investors Ltd. in exchange solely for shares of Midas Fund, Inc. and the assumption by Midas Fund, Inc. of all of Midas Investors Ltd.'s liabilities, followed by a distribution of those shares to shareholders of Midas Investors Ltd.; and

Proposal 2. For shareholders of U.S. and Overseas only: to approve an Agreement and Plan of Reorganization under which Midas Special Equities Fund, Inc. would acquire all of the assets of Midas U.S. and Overseas Fund Ltd. in exchange solely for shares of Midas Special Equities Fund, Inc. and the assumption by Midas Special Equities Fund, Inc. of all of Midas U.S. and Overseas Ltd.'s liabilities, followed by a distribution of those shares to shareholders of Midas U.S. and Overseas Fund Ltd.

     Each Agreement and Plan of Reorganization is referred to below as a "Reorganization Plan" (collectively, "Reorganization Plans").

                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus and the Statement of Additional Information of each Fund (which are incorporated herein by reference), and the Reorganization Plans, which are substantially similar to each other. The form of the Reorganization Plan for each Reorganization is attached as Appendix B to this Proxy Statement/Prospectus. As discussed more fully below, the Board of each Voting Fund believes that the Reorganization in which it is participating will benefit the Fund's shareholders. Those Funds and their respective Acquiring Funds are essentially similar or compatible in terms of their investment objectives, policies, strategies and limitations.

The Proposed Reorganizations

     Each Board considered and unanimously approved the respective Reorganization Plan at a meeting held on June 13, 2001. Each Reorganization Plan provides for the acquisition of all the assets of the Voting Fund by the respective Acquiring Fund, in exchange solely for shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Voting Fund. The Voting Fund then will distribute those shares of the respective Acquiring Fund to its shareholders, so that each Voting Fund shareholder will receive the number of full and fractional shares of the respective Acquiring Fund equal in aggregate net asset value ("NAV") to the aggregate NAV of the shares of the Voting Fund held by the shareholder at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on or about November 15, 2001, or on such later date as the conditions to consummation of the Reorganizations are satisfied ("Closing Date"). The Voting Funds will be deregistered and dissolved as soon as practicable after the Closing Date.

     If each Reorganization Plan is approved by Voting Fund shareholders, shareholders of the Voting Funds will receive in the Reorganization shares of the respective Acquiring Fund. Proposal 1 and Proposal 2 are not contingent upon each other; if shareholders approve one Reorganization Plan but not the other, the approved transaction will be consummated.

     Each Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no Fund or any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of either Reorganization. To the extent Midas Investors or U.S. and Overseas sells securities prior to the Closing Date, it may recognize net gains or losses. Any net gains recognized by either Fund would increase the amount of any taxable distribution made to its shareholders prior to the Closing Date.

     For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization" the respective Boards, including those Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of Midas Investors and U.S. and Overseas ("Independent Directors"), have determined that the Reorganization in which its Fund is participating would be in the best interests of that Fund and that the interests of that Fund's shareholders will not be diluted as a result of that Reorganization.

Accordingly, each board recommends that shareholders approve the reorganization by voting "for" the respective reorganization plan.

Summary Comparison of the Funds

     Midas Fund and Midas Investors:

     Investment Objectives and Policies. As noted above, the two Funds have similar investment objectives in that each seeks capital appreciation and protection against inflation and, secondarily, income. Midas Investors also seeks to preserve the purchasing power of the dollar.

     Generally, each Fund invests primarily in companies involved, either directly or indirectly, in mining, processing, or otherwise dealing in gold, silver, platinum or other precious metals and in gold, silver or platinum bullion. Midas Fund's primary focus can also include other natural resource companies and can invest up to 100% of its total assets in natural resource companies; Midas Investors may invest up to 35% of its total assets in such companies.

     Midas Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum, or other natural resources and gold, silver and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities. Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities.

     Midas Investors pursues its objective by investing primarily in gold, platinum, and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining processing, or dealing in gold or other precious metals. Generally, at least 65% of the Fund's total assets will be invested in (i) equity securities (including common stocks, covertible securities and warrants) of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals, (ii) gold, platinum, and silver bullion, and (iii) gold coins. Additionally, the Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities.

     In selecting investments for each Fund, the Investment Manager's strategy focuses on the potential for capital appreciation of each investment, although it also may consider an investment's income generating capacity as well. When seeking to achieve the Fund's secondary objective of income with fixed income securities, the Fund will normally invest in issuers with investment grade ratings. For each Fund, selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. For both Funds, a stock is typically sold when, in the opinion of the Investment Manager, its potential to meet the Fund's investment objective appears limited or exceeded by other investment opportunities or when the Fund must meet redemptions.

     Both Funds may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Funds also may engage in leverage by borrowing money for investment purposes and lend portfolio securities to other parties and engage in short selling. Additionally, the Funds may invest in special situations, such as liquidations and reorganizations.

     Each Fund may, from time to time, under adverse market conditions, take temporary defensive positions that are inconsistent with its principal investment strategies and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When a Fund takes a temporary defensive position, it may not achieve its investment objective.

     Each Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice. Each Fund may invest in foreign securities and securities of issuers based in emerging markets. Each Fund may borrow up to 33 1/3% of the value of its total assets and lend up to 1/3 of the Fund's total assets. Each Fund may invest in U.S. government obligations, and lower-rated debt securities, typically referred to as "junk bonds," and may sell short up to 100% of its total assets.

     The similarities between each Fund's investment objectives and policies and the Investment Manager's strategies for each Fund are reflected in the similarities between each Fund's portfolios. As of December 31, 2000, both Funds were 100% invested in equity securities and have similar holdings. Seventeen of the twenty-four securities held by Midas Investors were also held by Midas Fund, although the commonly held securities represented different percentages of each Fund's portfolio. As of that date, five of the top ten holdings of Midas Investors were also top ten holdings of Midas Fund. Midas Fund is significantly larger than Midas Investors: as of December 31, 2000, Midas Investors had less than ten percent of the assets of Midas Fund --Midas Fund had assets of close to $35 million and Midas Investors had assets of just over $3 million.

     Special Equities and U.S. and Overseas

     Investment Objectives and Policies. Special Equities invests aggressively for maximum capital appreciation. U.S. and Overseas seeks to obtain the highest possible total return on its assets from long term growth of capital and from income.

     Special Equities invests primarily in equity securities in special situations and emerging growth companies. Risks of these securities often include above-average share price volatility, difficulty in assessing the issuer's financial condition, and limited operating history. In attempting to achieve capital appreciation, the Fund also may employ aggressive and speculative investment strategies.

     U.S. and Overseas may invest substantially all of its assets in equity and/or debt securities of issuers located in the United States and in foreign countries with developed and/or emerging markets. Investing in foreign markets, particularly emerging foreign markets, carries the risks of foreign currency fluctuations, political or economic instability, trading and custody expense, and illiquidity.

     In selecting investments for each Fund, the Investment Manager considers both growth and value valuation approaches. Although the investment objective of each Fund is stated differently, the Funds' strategies are similar in that both Funds seek to invest in companies that offer optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. Both Funds may invest in domestic or foreign corporations which have small, medium or large capitalizations. For both Funds, a stock is typically sold when, in the opinion of the Investment Manager, its potential to meet the Fund's investment objective appears limited or exceeded by other investment opportunities or when the Fund must meet redemptions.

     Both Funds may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Funds also may engage in leverage by borrowing money for investment purposes and lend portfolio securities to other parties and engage in short selling. Additionally, the Funds may invest in special situations, such as liquidations and reorganizations.

     Each Fund may, from time to time, under adverse market conditions, take temporary defensive positions that are inconsistent with its principal investment strategies and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When a Fund takes a temporary defensive position, it may not achieve its investment objective.

     Each Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice. Each Fund may invest in foreign securities. Each Fund may borrow up to 33 1/3% of the value of its total assets and lend up to 1/3 of the Fund's total assets. Each Fund may invest in U.S. government obligations, and lower-rated debt securities, typically referred to as "junk bonds," and may sell short up to 100% of its total assets. Each Fund may also invest in foreign government securities, preferred securities, and reverse repurchase agreements.

     Each Fund's portfolio reflects similarities in the Investment Manager's strategies for the Funds. As of December 31, 2000, approximately 83% of U.S. and Overseas' portfolio and 94% of Special Equities' portfolio was invested in equity securities of U.S. companies. Four of U.S. and Overseas' top ten holdings were also top ten holdings of Special Equities and a total of seven of U.S. and Overseas top ten holdings were also in Special Equities' portfolio. These portfolio similarities are also reflected in the total composition of both portfolios as of December 31, 2000. Fourteen of nineteen of U.S. and Overseas portfolio investments were also held by Special Equities, although the commonly-held securities represented different percentages of the respective Fund's portfolios.

Purchase, Redemption and Exchange Procedures

     The purchase and redemption procedures for the acquiring Funds' shares would be the same as those currently in effect for the shares of the Voting Funds. Exchanges of shares of each of the Funds may be made for shares of the other Funds.

Comparison of Principal Risk Factors

     An investment in Midas Fund, Midas Investors, U.S. and Overseas and Special Equities is subject to specific risks arising from the types of securities in which the Funds invest and general risks arising from investing in any mutual fund. There is no assurance that any Fund will meet its investment objective; investors could lose money by investing in the Funds. As with all mutual funds, an investment in any of these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Except as noted below, the following principal risks apply to each of the
Funds:

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and shareholders could lose money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Special Situations. Investments in emerging companies and special situations, such as reorganizations and liquidations, may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of issuers and there is always a risk that the Investment Manager will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.

Small Capitalization. Each Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small cap-companies takes time, and for this reason each Fund should be considered a long-term investment and not a vehicle for seeking short-term profit.

Foreign Investment. U.S. and Overseas normally will be, and each of the other Funds may be, subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of a shareholder's investment. Also, if the value of any foreign currency in which a Fund's investment is denominated declines relative to the U.S. dollar, the value and total return of an investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Non-Diversification. Each Fund is non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of its assets in the securities of a single issuer. As a result, a Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

Short-selling and Options and Futures Transactions. Each Fund may engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance. Each Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Possible losses from short sales differ from losses that could be incurred from a purchase of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss on a short sale arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3% of the value of each Fund's total assets. Those borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower the Fund's after-tax performance.

Illiquid Securities. Each Fund may invest up to 15% of its assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.

Interest Rates, Credit Risk and Call Risk of Debt Securities. Each Fund may invest in fixed income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Debt Securities. Each Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although neither Fund has any current intention of investing more than 5% of its assets in such securities during the current fiscal year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of a Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for each Fund will determine in large part whether a Fund achieves its investment objectives.

     An investment in Midas Fund (and Midas Investors) is also subject to the following principal specific risks:

Precious Metals. Investments in gold, silver, platinum and other natural resources are considered speculative. Their prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries. Midas Fund's investments can also be significantly affected by developments in the precious metals and resource industries. Bullion and coins do not generate income. The sole source of return to the Funds from bullion and coins is from gains or losses realized on their sale. The Funds pay custody costs to store their bullion and coins.

Mining. Resource mining involves significant risks and hazards to which these Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

Concentration Risk. The Funds are subject to industry concentration risk, which is the risk that a Fund's performance can be significantly affected by the developments in the precious metals and resource industries.

Comparative Fee Table

     Based on historical information derived from the year ending December 31, 2000, annualized current fees and expenses incurred by each Fund as of September 21, 2001 and pro forma fees for the Acquiring Funds after the Reorganizations are shown below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases...........................None
Maximum Deferred Sales Charge (Load).......................................None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ...............None
Redemption Fee within 30 days of purchase ................................1.00%

Annual Fund Operating Expenses (expenses as a % of average daily net assets that are deducted from Fund assets)


                            Management     Distribution and      Other       Total Annual Fund     Fee Waiver and Expense      Net
                               Fees       Service 12b-1 fees    Expenses*    Operating Expenses          Reimbursement      Expenses
------------------------------------------------------------------------------------------------------------------------------------
Midas Fund                    1.00%             0.25%             2.23%           3.48%                    0.00              3.48%
------------------------------------------------------------------------------------------------------------------------------------
Midas Investors               1.00%             1.00%             3.86%           5.86%                    0.75              5.11%**
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Combined            1.00%             0.25%             2.22%           3.47%                    0.00%             3.47%
Midas Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Special Equities              0.90%             1.00%             1.54%           3.44%                    0.00              3.44%
------------------------------------------------------------------------------------------------------------------------------------
U.S. and Overseas             1.00%             1.00%             2.95%           4.95%                    0.75              4.20%**
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Combined            0.89%             1.00%             1.55%           3.44%                    0.00%             3.44%
Special Equities Fund
------------------------------------------------------------------------------------------------------------------------------------

* Includes the reimbursement by each Fund to the Investment Manager for accounting and other administrative services which are authorized by the Board of Directors. The cost of services may vary over time; therefore, the amount of the reimbursement may fluctuate.

** Reflects a contractual distribution fee waiver in effect through May 1, 2002.

Example of Effect on Fund Expenses

            This example is intended to help you compare the cost of investing in the Midas Investors and U.S. and Overseas with the cost of investing in Midas Fund and Special Equities, respectively, both as they presently exist and assuming the Reorganization has been completed. The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses are those shown in the tables above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                          One Year      Three Years    Five Years     Ten Years
--------------------------------------------------------------------------------------------------
Midas Fund                                 $ 351         $1,068         $1,807         $3,756
--------------------------------------------------------------------------------------------------
Midas Investors                            $ 511         $1,671         $2,812         $5,579
--------------------------------------------------------------------------------------------------
Pro Forma Combined Midas Fund              $ 350         $1,065         $1,803         $3,747
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Special Equities                           $ 347         $1,056         $1,788         $3,721
--------------------------------------------------------------------------------------------------
U.S. and Overseas                          $ 422         $1,420         $2,420         $4,922
--------------------------------------------------------------------------------------------------
Pro Forma Combined Special Equities        $ 347         $1,056         $1,788         $3,721
--------------------------------------------------------------------------------------------------


Operations of Funds Following the Reorganization

     It is not expected that either Midas Fund or Special Equities will revise any of its policies following the Reorganizations to reflect those of Midas Investors or U.S. and Overseas, respectively. The Investment Manager has reviewed the current portfolios of Midas Fund and Special Equities and determined that each Fund's holdings are compatible with the portfolios of Midas Investors and U.S. and Overseas, respectively. The Funds that will be merged are similar in terms of the number of issuers in which they are invested; overall, as of December 31, 2000 Midas Fund and Midas Investors each have portfolios that include fewer than 30 positions and Special Equities and U.S. and Overseas each have portfolios with fewer than 20 positions. As a result, the Investment Manager believes that, if the Reorganizations are approved, a substantial portion of Midas Investors and U.S. and Overseas' assets could be transferred to and held by Midas Fund and Special Equities, respectively.

Performance

     The information below provides an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5, and 10 year periods with returns of appropriate broad-based securities market indices and in so doing, also reflect the risks of investing in the Funds. The Standard & Poor's 500 Stock Index ("S&P 500") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the 38 managed precious metals funds tracked by Morningstar. The Morgan Stanley Capital International World Index ND ("MSCI World Index") is an unmanaged index which is derived from equities of Europe, Australasia and Far East countries and Canada and the U.S. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. Morningstar's World Stock Fund Average ("MSFA") is an equally weighted average of 125 world equity mutual funds. Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                                MIDAS FUND
               Year-by-year total return as of 12/31 each year (%)

(0.2)         (7.16)        99.24       (17.27)       36.73
-----         ------        -----       -------       -----
1991          1992          1993        1994          1995

21.22         (59.03)       (28.44)     (9.93)        (38.24)
-----         -------       -------     ------        -------
1996          1997          1998        1999          2000

                                  Best Quarter:
                                    4/93-6/93
                                     36.64%

                                 Worst Quarter:
                                   10/97-12/97
                                    (40.90)%


           Average annual total return for the periods ended 12/31/00


                       1 Year              5 Years               10 Years
                ----------------------------------------------------------------
Midas Fund            (38.24)%             (27.69)%               (8.47)%
S&P 500               (9.10)%               18.32%                17.45%
PMA                   (17.69)%             (13.81)%               (5.39)%


                             MIDAS INVESTORS
               Year-by-year total return as of 12/31 each year (%)

(1.14)        (17.18)       87.63       (13.83)       (5.43)
------        -------       -----       -------       ------
1991          1992          1993        1994          1995

4.26          (55.69)       (32.21)     (6.03)        (26.42)
-----         -------       -------     ------        -------
1996          1997          1998        1999          2000


                                  Best Quarter:
                                    4/93-6/93
                                     34.87%

                                 Worst Quarter:
                                   10/97-12/97
                                    (32.99)%


           Average annual total return for the periods ended 12/31/00


                            1 Year            5 Years             10 Years
                     -----------------------------------------------------------
Midas Investors            (26.42)%           (26.36)%            (12.21)%
S&P 500                     (9.10)%            18.32%              17.45%
PMA                        (17.69)%           (13.81)%             (5.39)%

                         MIDAS SPECIAL EQUITIES FUND
               Year-by-year total return as of 12/31 each year (%)

40.54         28.38       16.35         (16.54)       40.47
-----         -----       -----         -------       -----
1991          1992        1993          1994          1995

1.06          5.23        (5.00)        30.58         (21.18)
----          ----        ------        -----         -------
1996          1997        1998          1999          2000


                                  Best Quarter:
                                   10/99-12/99
                                     35.37%

                                 Worst Quarter:
                                    7/98-9/98
                                    (26.91)%


           Average annual total return for the periods ended 12/31/00


                                   1 Year          5 Years        10 Years
                               -------------------------------------------------
Midas Special Equities Fund       (21.18)%          0.78%          9.85%
S&P 500                           (9.10)%          18.32%          17.45%
Russell 2000 Index                (3.03)%          10.32%          15.53%


                         MIDAS U.S. AND OVERSEAS FUND
               Year-by-year total return as of 12/31 each year (%)

22.55         (2.57)        26.71       (13.12)       25.11
-----         ------        -----       -------       -----
1991          1992          1993        1994          1995

5.34          5.64          1.18        47.44         (52.09)
----          ----          ----        -----         -------
1996          1997          1998        1999          2000

                                  Best Quarter:
                                   10/99-12/99
                                     51.37%

                                 Worst Quarter:
                                    4/00-6/00
                                    (26.47)%


           Average annual total return for the periods ended 12/31/00


                                     1 Year          5 Years       10 Years
                                ------------------------------------------------
Midas U.S. and Overseas Fund        (52.09)%         (4.47)%        2.69%
MSFA                                (10.58)%         12.11%         10.72%
MSCI World Index                    (13.18)%         12.12%         11.93%


                                   MANAGEMENT

Investment Manager

     Midas Management Corporation is the Investment Manager of each of the Funds and would continue to serve in that capacity for the combined Funds. The Investment Manager provides day-to-day advice regarding portfolio transactions for each Fund. The Investment Manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.

     Midas Fund is managed by the Investment Manager's Investment Policy Committee, and would continue to be managed by the Committee if the Reorganization is approved. The Chairman of the Investment Policy Committee, and a member of that Committee since 1990, is Thomas B. Winmill, who is the portfolio manager of Midas Investors. Mr. Winmill has served as the portfolio manager of Midas Investors since May 1, 1998. He is President and Chief Executive Officer of the Investment Manager and all the Midas Funds. As Chairman of the Investment Policy Committee, Mr. Winmill helps establish general investment guidelines.

     Bassett S. Winmill is the portfolio manager of Special Equities and U.S. and Overseas and he would continue to serve in that capacity for the combined Fund. He is the Chief Investment Strategist of the Investment Manager, a member of its Investment Policy Committee and a director of three of the Midas Funds. He has served as the portfolio manager of Special Equities and U.S. and Overseas since November 30, 1999. Since 1987, he has served in various capacities on the Investment Policy Committee, including Chairman, and is currently Chief Investment Strategist.

     Each Fund pays a management fee to the Investment Manager at an annual rate based on each Fund's average daily net assets. Midas Fund pays a management fee of 1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Special Equities and U.S. and Overseas each pay management fees of 1.00% on the first $10 million of average daily net assets, declining thereafter. For the fiscal year ending December 31, 2000, Midas Fund, Midas Investors, Special Equities and U.S. and Overseas paid the Investment Manager a fee of 1.00%, 1.00%, 0.90%, and 1.00%, respectively, of each Fund's average daily net assets.

     As discussed above under the section entitled "Comparative Fee Table," each combined Fund's expenses are expected to be lower than each of the Fund's current expenses absent the fee waivers in effect through May 1, 2002.

Distributor

     Investor Service Center, Inc. ("Investor Service Center"), 11 Hanover Square, New York, New York 10005, is the distributor of the Funds and provides distribution and shareholder services and will continue to serve in that capacity after the Reorganization. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

     Midas Fund and Special Equities pay a 12b-1 fee equal to 0.25% and 1.00%, respectively, per annum of the Fund's average daily net assets. Based on a one year contractual agreement in effect through May 1, 2002, Midas Investors and U.S. and Overseas each pays a 12b-1 fee equal to 0.25% of the Fund's average daily net assets. Without that agreement, each of these Funds would pay a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets. If the Reorganizations are not approved by Midas Investors and U.S. and Overseas shareholders, Investor Service Center may choose not to continue its fee waivers at the end of the contractual period, and each Fund's expenses could be higher.

Other Fund Service Providers

     The Funds currently have the same transfer and shareholder servicing agent and the same custodian. Tait, Weller & Baker are the independent accountants for the Funds and the Reorganizations are not expected to affect their ability to continue to serve in that capacity for the combined Funds.

Directors and Officers

     Each of the Directors of Midas Fund and Special Equities will continue to serve in that capacity for the combined Funds. For a complete description of the Directors and officers of Midas Fund and Special Equities, including a description of each Director's principal occupation for the past five years and compensation paid to each Director, see the May 1, 2001 Statement of Additional Information for each Fund, incorporated herein by reference. These individuals also serve as directors of Midas Investors and U.S. and Overseas.

Certificates

     Upon approval of the Reorganizations, shareholders will not be required to turn in their share certificates or take any other action to effectuate the Reorganizations. Shareholders of Midas Investors and U.S. and Overseas with certificates representing shares will have established in their name an account on the transfer books of Midas Fund and/or Special Equities, respectively, with shares of the Acquiring Fund in the amount provided for under the Plans. Certificates for the respective Funds will be cancelled and have no further value.

Purchases, Redemptions and Exchanges

     Purchases. The price for Fund shares is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange")(currently, 4:00 p.m., eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the Exchange is open. The Funds' shares will not be priced on the days on which the Exchange is closed for trading. The Funds' investments are valued based on market value, or where market quotations are not readily available, based on the fair value as determined in good faith by or under the direction of the Fund's board. For a more complete discussion of share purchases, see the "Purchasing Shares" section in the Funds' Prospectus.

     Redemptions. Shares of the Funds may be redeemed by telephone, by mail, or by Systematic Withdrawal Plan. Redemptions are made at the NAV per share of each Fund next determined after a request in proper form is received. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days to allow the check or transfer to clear. Shares of all Funds redeemed or exchanged within 30 days of purchase will be subject to a 1% redemption fee. For a more complete discussion of share redemption procedures, see the "Redeeming Shares" and the "Account and Transaction Policies" sections in the Funds' Prospectus.

     Redemptions of Midas Investors and U.S. and Overseas shares may be effected through the Closing Date, which is expected to occur on or about November 15, 2001.

     Exchanges. At least $500 worth of shares of a Fund may be exchanged for shares of any of the other Midas Funds. For a complete discussion of the Funds' exchange policies, see the "Exchange Privileges" section in the Funds' Prospectus.

Dividends and Other Distributions

     Each Fund pays its shareholders dividends from net investment income and distributes net capital gains that it has realized, if any. Income dividends are normally declared and paid annually and net capital gains, if any, normally are distributed once a year. Distributions are reinvested in the Fund unless otherwise requested.

     Generally, shareholders will be taxed when they sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, the tax treatment will be as follows: income dividends and net short term capital gain distributions will be treated as ordinary income, distributions of net capital gain (the excess of net long term capital gain over net short term capital loss) will be treated as long term capital gains, gains or losses from sales or exchanges of shares held for more than one year will be treated as long term capital gains or losses and gains or losses from sales or exchanges of shares held for one year or less will be treated as short term capital gains or losses.

     On or immediately before the Closing Date, Midas Investors and U.S. and Overseas will each declare as a distribution substantially all of its net investment income and realized net capital gain, if any, through that date and will distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company.

Privacy Policy

     The privacy policies of the Funds are identical.

Federal Income Tax Consequences of the Reorganization

     The Funds will receive an opinion of tax counsel, Kirkpatrick & Lockhart LLP, to the effect that each Reorganization will qualify as a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. Accordingly, none of the Funds and their shareholders will recognize any gain or loss as a direct result of the Reorganizations. See "The Proposed Transaction - Federal Income Tax Considerations" below. If Midas Investors or U.S. and Overseas sells securities prior to the Closing Date, it may recognize net gains or losses. Any net gains recognized by either Fund would increase the amount of any taxable distribution made to its shareholders prior to the Closing Date.

                            THE PROPOSED TRANSACTION

Reasons for the Reorganization

     The Board of Directors of Midas Investors and the Board of Directors of U.S. and Overseas each approved the respective Reorganization at a meeting held on June 13, 2001. The Boards and the Investment Manager have determined that the Funds that are going to be reorganized have similar or compatible investment objectives, policies, fundamental investment limitations and risks and that Midas Fund and Special Equities have lower operating expenses than Midas Investors and U.S. and Overseas, respectively, thereby making it more efficient for the Funds to be combined.

     At the Meeting of Midas Investors' and U.S. and Overseas' Boards on June 13, 2001, the Investment Manager reported that it had evaluated whether it would be in shareholders' best interests for each Fund to continue to operate in its current structure. The Investment Manager noted the long-term performance of each Fund, each Fund's expenses, and the relative size of Midas Investors and U.S. and Overseas, compared to Midas Fund and Special Equities, respectively. The Investment Manager expressed its view that the respective mergers of each of the Funds could be advantageous for shareholders and could lead to a reduction in shareholder expenses due to a larger asset base and the elimination of certain redundant expenses. The Investment Manager also noted that Midas Investors' investment objective and strategies overlap to a large extent with the Midas Fund, which may be potentially confusing to investors. The Investment Manager determined that a merger of the four Funds into two Funds would streamline the offering of the family of Midas Funds, clarifying the unique character of each Fund for investors. The Investment Manager also noted in detail how the Reorganizations will benefit it and its affiliate, the Distributor Investor Service Center, by providing certain cost savings and higher fees.

     The Investment Manager then reviewed with each Board the principal terms of the Reorganization Plans. The Investment Manager informed the Boards that the Reorganization was expected to be tax-free to the Voting Fund shareholders, that the Voting Fund shareholders would receive shares of the respective Acquiring Fund equal in aggregate NAV to their Voting Fund shares and that after the Reorganization shareholders of the combined Fund could continue to exchange into other Midas Funds. The Investment Manager reviewed each respective Fund's performance with the Boards. With respect to Midas Fund and Midas Investors, the Investment Manager noted that Midas Investors had higher total returns than Midas Fund for three out of the past five years, although Midas Fund had better long term average annual total returns, over a ten year period. With respect to Special Equities and U.S. and Overseas, the Investment Manager noted that U.S. and Overseas had higher total returns than Special Equities for four of the past five years, but Special Equities had higher average annual total returns over one, five and ten year periods than U.S. and Overseas. As to future performance, the Investment Manager noted that there could be no guarantee or assurance with respect to either Midas Fund or Special Equities - similar to other mutual funds.

     In approving the Reorganizations, the Board of Midas Investors and the Board of U.S. and Overseas, including a majority of each Board's Independent Directors, respectively considered a number of factors, including the following:

1. The compatibility of the Fund's investment objectives, policies and restrictions, and the compatibility of the assets being acquired to those already held by the Acquiring Fund;

2.   The effect of the Reorganization on expected investment performance;

3. The effect of the Reorganization on the expense ratio of the Fund relative to its current expense ratio;

4.   The costs to be incurred by the Fund as a result of the Reorganization;

5.   The tax consequences of the Reorganization;

6.   Possible alternatives to the Reorganization; and

7. The potential benefits of the transaction to other persons, including the Investment Manager and Investors Service Center.

     On the basis of the information provided to it, the respective Boards, including a majority of each Board's Independent Directors, have determined that the Reorganization in which its Fund is participating would be in the best interests of that Fund and that the interests of that Fund's shareholders would not be diluted as a result of the Reorganization. Therefore, each Board unanimously approved the Reorganization and recommended the approval of the Reorganization Plan by the shareholders of Midas Investors and U.S. and Overseas, respectively, at the meeting.

Reorganization Plan

     The terms and conditions under which the Reorganizations would be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix B to this Proxy Statement/Prospectus.

     The Reorganization Plan provides for (a) the acquisition by the Acquiring Fund on the Closing Date of all the assets of the Voting Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Voting Fund's liabilities and (b) the distribution of those Acquiring Fund shares to the shareholders of the Voting Fund.

     For convenience, the following description speaks in terms of a single Reorganization but applies equally to both Reorganizations.

     The assets of the Voting Fund to be acquired by the Acquiring Fund include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Voting Fund's books and all other property owned by the Voting Fund. The Acquiring Fund will assume all of the Voting Fund's liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that the Voting Fund will use its best efforts to discharge all of its known liabilities before the Closing Date. The Acquiring Fund will deliver its shares to the Voting Fund, which will distribute the shares to the Voting Fund's shareholders.

     The value of the Voting Fund's assets to be acquired by the Acquiring Fund and the NAV per share of the Acquiring Fund shares to be exchanged for those assets will be determined as of the close of regular trading on the Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in the relevant Fund's then-current Prospectus and Statement of Additional Information. The Voting Fund's net value shall be the value of its assets to be acquired by the Acquiring Fund, less the amount of its liabilities, as of the Valuation Time.

     On, or as soon as practicable after, the Closing Date, the Voting Fund will distribute the Acquiring Fund shares it receives pro rata to its shareholders of record as of the effective time of the Reorganization, so that each Voting Fund shareholder will receive a number of full and fractional Acquiring Fund shares equal in aggregate value to the shareholder's holdings in the Voting Fund. The Voting Fund will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of the Acquiring Fund in the names of Voting Fund shareholders and by transferring to those accounts the shares previously credited to the account of the Voting Fund on those books. Certificates for shares in the Voting Fund will be canceled, have no further value, and should be disposed of. Fractional shares in the Acquiring Fund will be rounded to the third decimal place.

     Because the Acquiring Fund shares will be issued at NAV in exchange for the net assets of the Voting Fund, the aggregate value of Acquiring Fund shares issued to Voting Fund shareholders will equal the aggregate value of Voting Fund shares. The NAV per share of the Acquiring Fund will be unchanged by the transaction. Costs of the Funds pertaining to the Reorganization will be borne by the respective Funds in proportion to their respective net assets or by another equitable method agreed upon by the Funds.

     Any transfer taxes payable upon the issuance of the Acquiring Fund shares in a name other than that of the registered Voting Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Voting Fund to a public authority will continue to be its responsibility until it is terminated.

     The consummation of each Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by any Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of a Voting Fund's shareholders. If a Reorganization is not approved by shareholders of a Fund at the Meeting, that Fund will continue to operate, and its Board will then consider other options and alternatives for the future of the Fund, including resubmitting this proposal for shareholder approval or other appropriate action.

Description of Securities to Be Issued

     Midas Fund is registered with the SEC as an open-end management investment company. It has authorized capital of one billion shares of common stock, par value $0.01 per share. The Fund may issue additional series of shares. Currently the

Fund offers only one class of shares, but its Board of Directors is authorized to create additional classes and series. Fund shareholders are entitled to one vote per share and a fractional vote for fractional shares held. Voting rights are not cumulative.

     Special Equities is registered with the SEC as an open-end management investment company. It has authorized capital of 500 million shares of common stock, par value $0.01 per share. The Fund may issue additional series of shares. Currently the Fund offers only one class of shares, but its Board of Directors is authorized to create additional classes and series. Fund shareholders are entitled to one vote per share and a fractional vote for fractional shares held. Voting rights are not cumulative.

Temporary Waiver of Investment Restrictions

     Certain fundamental investment restrictions of Midas Investors and U.S. and Overseas, which prohibit those Funds from acquiring more than a stated percentage of ownership of another company or industry, might be construed as restricting their ability to carry out the Reorganization. By approving the Reorganization Plan, Midas Investors and U.S. and Overseas shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

Federal Income Tax Considerations

     The exchange of each Voting Fund's assets for the respective Acquiring Fund's shares and that Acquiring Fund's assumption of that Voting Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. Each pair of Funds participating in a Reorganization will receive an opinion of tax counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that, with respect to that Reorganization:

(1) The Acquiring Fund's acquisition of the Voting Fund's assets in exchange solely for the Acquiring Fund's shares and the Acquiring Fund's assumption of the Voting Fund's liabilities, followed by the Voting Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Voting Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(2) The Voting Fund will recognize no gain or loss on the transfer to the Acquiring Fund of its assets in exchange solely for Acquiring Fund shares and the Acquiring Fund's assumption of the Voting Fund's liabilities or on the subsequent distribution of those shares to the Voting Fund's shareholders in constructive exchange for their Voting Fund shares;

(3) The Acquiring Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for its shares and its assumption of the Voting Fund's liabilities;

(4) The Acquiring Fund's basis in the transferred assets will be the same as the Voting Fund's basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for those assets will include the Voting Fund's holding period therefor;

(5) A Voting Fund shareholder will recognize no gain or loss on the constructive exchange of all its Voting Fund shares solely for Acquiring Fund shares pursuant to the Reorganization; and

(6) A Voting Fund shareholder's aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Voting Fund shares it constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include its holding period for those Voting Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

     Each tax opinion will state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Voting Fund shareholder with respect to any Voting Fund asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark- to-market system of accounting.

     Shareholders of each Voting Fund should consult their tax advisers regarding the effect, if any, of the Reorganization applicable to them in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganizations.

Financial Highlights of Midas Fund and Special Equities

     The tables below provide selected per share data and ratios for Midas Fund and Special Equities. This information is supplemented by the financial statements and accompanying notes in each Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 and in each Fund's Semi-Annual Report to shareholders for the fiscal period ended June 30, 2001. The financial highlights for the fiscal years ended December 31, 2000, and earlier shown below have been audited by Tait, Weller & Baker, independent auditors, whose report is included in the Annual Report to Shareholders.

                                                                      MIDAS FUND


                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                               2000           1999           1998           1997            1996
                                                               ----           ----           ----           ----            ----
PER SHARE DATA*
Net asset value at beginning of period ..............   $      1.36    $      1.51    $      2.11    $      5.15     $      4.25
                                                        -----------    -----------    -----------    -----------     -----------
Income from investment operations:
   Net investment loss ..............................          (.02)          (.01)            --           (.03)           (.05)
   Net realized and unrealized gain (loss) ..........          (.50)          (.14)          (.60)         (3.01)            .95
                                                        -----------    -----------    -----------    -----------     -----------
        Total from investment operations ............          (.52)          (.15)          (.60)         (3.04)            .90
                                                        -----------    -----------    -----------    -----------     -----------
Less distributions:
   Distributions from net realized gains ............            --             --             --             --              --
                                                        -----------    -----------    -----------    -----------     -----------
Net asset value at end of period ....................   $       .84    $      1.36    $      1.51    $      2.11     $      5.15
                                                        ===========    ===========    ===========    ===========     ===========
TOTAL RETURN ........................................        (38.24)%        (9.93)%       (28.44)%       (59.03)%         21.22%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .........   $    34,820    $    71,280    $    87,841    $   100,793     $   200,457
Ratio of expenses to average net assets(a)(b) .......          3.48%          2.81%          2.33%          1.90%           1.63%
Ratio of net investment loss to average net assets(c)         (2.35)%         (.80)%         (.02)%         (.72)%          (.92)%
Portfolio turnover rate .............................           109%            74%            27%            50%             23%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio prior to reimbursement by the investment manager was 2.15% and 1.83% for the years ended December 31, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian credits was 3.40%, 2.73%, 2.30%, 1.88% and 1.61% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. (c) Ratio prior to reimbursement by the investment manager was (0.97)% and (1.12)%, for the years ended December 31, 1997 and 1996, respectively.





                                                     MIDAS SPECIAL EQUITIES FUND



                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
                                                           ----           ----           ----           ----           ----
PER SHARE DATA*
Net asset value at beginning of period ...........   $    26.56     $    20.34     $    23.38     $    22.96     $    25.42
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment loss ...........................         (.39)          (.27)          (.61)          (.38)          (.73)
   Net realized and unrealized gain (loss) .......        (5.27)          6.49           (.65)          1.55            .99
                                                     ----------     ----------     ----------     ----------     ----------
         Total from investment operations ........        (5.66)          6.22          (1.26)          1.17            .26
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains .........         (.88)            --          (1.78)          (.75)         (2.72)
                                                     ----------     ----------     ----------     ----------     ----------
   Net increase (decrease) in net asset value ....        (6.54)          6.22          (3.04)           .42          (2.46)
Net asset value at end of period .................   $    20.02     $    26.56     $    20.34     $    23.38     $    22.96
                                                     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN .....................................        (22.2)%         30.6%          (5.0)%          5.3%           1.0%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ......   $   29,036     $   41,629     $   36,807     $   44,773     $   49,840
Ratio of expenses to average net assets(a)(b) ....         3.44%          3.13%          3.42%          2.81%          2.92%
Ratio of net investment loss to average net assets        (1.77)%        (1.44)%        (2.57)%        (1.48)%        (2.81)%
Portfolio turnover rate ..........................          248%           159%            97%           260%           311%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio excluding interest expense was 2.77%, 2.71%, 2.63%, 2.53% and 2.45% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian fee credits was 3.42%, 3.04%, 3.41% and 2.79% for the years ended December 31, 2000, 1999, 1998 and 1997, respectively. There was no custodian fee credit for 1996.

Capitalization

     The following tables show the capitalization (unaudited) of each Fund as of June 30, 2001, and on a pro forma combined basis as of June 30, 2001, giving effect to the Reorganization (amounts are in thousands):


                                  Midas Fund         Midas Investors       Midas Fund (pro forma)
----------------------------------------------------------------------------------------------------
Net Assets                       $34,493,984            $3,374,174              $37,868,158
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share           $0.88                 $2.01                    $0.88
----------------------------------------------------------------------------------------------------
Shares Outstanding              39,377,053.001        1,675,616.368            43,031,997.727
----------------------------------------------------------------------------------------------------


                               Special Equities     U.S. and Overseas   Special Equities (pro forma)
----------------------------------------------------------------------------------------------------
Net Assets                       $20,557,623            $2,834,726              $23,392,349
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share           $14.64                $3.47                    $14.64
----------------------------------------------------------------------------------------------------
Shares Outstanding              1,403,877.842          817,306.874             1,597,838.026
----------------------------------------------------------------------------------------------------


Required Vote

     Approval of each Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of Midas Investors and U.S. and Overseas, respectively, as of the Record Date. Each outstanding full share of Midas Investors and U.S. and Overseas is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a Reorganization is not approved by the requisite vote of shareholders of either Midas Investors or U.S. and Overseas, the Board of that Fund will consider what subsequent actions would be in the best interests of shareholders.

The Board unanimously recommends that the shareholders vote "for" each proposal.


                            ORGANIZATION OF THE FUNDS

     Midas Fund is a non-diversified open-end management investment company organized as a Maryland corporation in 1995. Prior to August 28, 1995, the Fund operated under the name "Excel Midas Gold Shares, Inc.," a Minnesota corporation organized in 1985. Special Equities Fund is a non-diversified open-end management investment company organized as a Maryland corporation in 1986.

                                  LEGAL MATTERS

     Certain legal matters in connection with the issuance of Midas Fund shares and Special Equities shares as part of the Reorganization will be passed upon by Midas Fund and Special Equities counsel, The Law Offices of Stephanie A. Djinis. Certain legal matters concerning the tax consequences of the Reorganization will also be passed upon by Kirkpatrick & Lockhart LLP.

                         INFORMATION FILED WITH THE SEC

     Each of the Midas Funds are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC, 500 West Madison Street, 14th Floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Midas Funds, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                     EXPERTS

     The audited financial statements of each of the Funds, incorporated herein by reference and incorporated by reference into each Fund's Statement of Additional Information, have been audited by Tait, Weller & Baker independent accountants, whose report thereon is included in each Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000. The financial statements audited by Tait, Weller & Baker have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting matters.

                                OTHER INFORMATION

Shareholder Proposals

     As a general matter, Midas Investors and U.S. and Overseas do not hold annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Midas Investors or U.S. and Overseas shareholders should send such proposals to the respective Fund at 11 Hanover Square, New York, New York 10005. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise considered. Moreover, consideration of such proposals is subject to limitations under the federal securities laws and the Funds' Articles of Incorporation and Bylaws. Persons named as proxies will vote in their discretion with respect to proposals submitted subsequent to the time limitations set forth above.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Funds may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Funds will bear the cost of soliciting proxies. In addition, the Funds will retain D.F. King & Co., Inc. "D.F. King," 77 Water Street, New York, NY 10005, to solicit proxies on behalf of its Board for a fee estimated at $5000 plus expenses, primarily by contacting shareholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 48 hours of receiving a shareholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instruction are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact D.F. King toll-free at 1-800-769-4414. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Other Business

     The Board of Midas Investors and the Board of U.S. and Overseas knows of no other business to be brought before the Meeting other than matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Midas Investors or U.S. and Overseas shareholders arise, the persons named as proxies will vote in their discretion with respect to proposals submitted on an untimely basis.

                                   APPENDIX A


                             Principal Shareholders

     The following table sets forth the ownership of each Fund's outstanding equity securities as of June 30, 2001 by each record and beneficial owner of 5% or more of the outstanding equity securities of a Fund's class and pro forma percentage ownership of Midas Fund and Special Equities if the Reorganizations were effected.



                                 Midas Investors


                                                                              Pro Forma Percent Ownership of
Name and Address                 Percent Ownership     Number of Shares                 Midas Fund
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.,             5.56%              93,162.914                      0.22%
101 Montgomery Street, San
Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------



                                   Midas Fund


Name and Address                                                              Pro Forma Percent Ownership of
                                 Percent Ownership     Number of Shares                 Midas Fund
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.,            25.67%            10,107,179.04                    23.39%
101 Montgomery Street, San
Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------



                                Special Equities


Name and Address                                                              Pro Forma Percent Ownership of
                                 Percent Ownership     Number of Shares              Special Equities
----------------------------------------------------------------------------------------------------------------------
n/a                                     n/a                  n/a                           n/a
----------------------------------------------------------------------------------------------------------------------


                                U.S. and Overseas


Name and Address                                                              Pro Forma Percent Ownership of
                                 Percent Ownership     Number of Shares              Special Equities
----------------------------------------------------------------------------------------------------------------------
n/a                                     n/a                  n/a                           n/a
----------------------------------------------------------------------------------------------------------------------


                                   APPENDIX B


                  Form of Agreement and Plan of Reorganization


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of _____________ __, 2001, between [MIDAS INVESTORS LTD./MIDAS U.S. AND OVERSEAS FUND LTD.], a Maryland corporation ("Target"), and [MIDAS FUND, INC./MIDAS SPECIAL EQUITIES FUND, INC.], a Maryland corporation ("Acquiring Fund"). Target and Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

     The Funds wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock of Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares pro rata to the holders of shares of common stock of Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

In consideration of the mutual promises contained herein, the parties agree as follows:

1.   PLAN OF REORGANIZATION AND TERMINATION

     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share
(computed as set forth in paragraph 2.2), and (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Target's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.   VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV per Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Midas Management Corporation.

3.   CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about November 15, 2001 or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Funds may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. Target shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Acquiring Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Fund shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to it at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other party or its counsel reasonably requests.

     3.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Target represents and warrants as follows:

          4.1.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

          4.1.2. Target is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

          4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.4. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.1.5. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Target's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Acquiring Fund;

          4.1.6. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of, or applicable to, Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer,reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.9. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Target on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a proxy statement/prospectus ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.1.11. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

          4.1.12. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Target's financial statements referred to in paragraph 4.1.18 and Liabilities incurred by Target in the ordinary course of its business subsequent to December 31, 2000, or otherwise disclosed to Acquiring Fund, none of which has been materially adverse to the business, assets, or results of Target's operations;

          4.1.13. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          4.1.14. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

          4.1.15. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          4.1.16. During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Target will have acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares (other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for dividends qualifying for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

          4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended December 31, 2000, have been timely filed or the filing time therefor duly extended and all taxes payable pursuant to such returns have been timely paid; and

          4.1.18. Target's audited financial statements for the year ended December 31, 2000, and unaudited financial statements for the six months ended June 30, 2001, to be delivered to Acquiring Fund, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended.

     4.2  Acquiring Fund represents and warrants as follows:

          4.2.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

          4.2.2. Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

          4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non- assessable;

          4.2.5. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.2.6. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Acquiring Fund's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target;

          4.2.7. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of directors (together with Target's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Fund, except for
     (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Acquiring Fund's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.10. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

          4.2.11. Acquiring Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor is there any plan or intention for Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of Acquiring Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act;

          4.2.13. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

          4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

          4.2.17. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Acquiring Fund will have acquired Target Shares with consideration other than Acquiring Shares;

          4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended December 31, 2000, have been timely filed or the filing time therefor duly extended and all taxes payable pursuant to such returns have been timely paid;

          4.2.19. Acquiring Fund's audited financial statements for the year ended December 31, 2000, and unaudited financial statements for the six months ended June 30, 2001, to be delivered to Target, fairly represent Acquiring Fund's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

          4.2.20. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

     4.3. Each Fund represents and warrants as follows:

          4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

          4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

          4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

          4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund;

          4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187) ("Reorganization Expenses"); and

          4.3.10. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.16, 4.2.12, and 4.2.17 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time.

5.   COVENANTS

     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that: (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring Fund's prior consent and (2) if Target's shareholders' approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

     5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders' Meeting").

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist Acquiring Fund in obtaining information Acquiring Fund reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.   CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and shall have been approved by Target's shareholders in accordance with applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. Target shall have received an opinion of The Law Offices of Stephanie
A. Djinis ("Counsel") substantially to the effect that:

          6.4.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor exceeding their par value, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Acquiring Fund's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target;

          6.4.5. To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

          6.4.6. Acquiring Fund is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

          6.4.7. To Counsel's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Fund or any of its properties or assets and (b) Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

     In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and (3) limit such opinion to applicable federal and state law.

     6.5. Acquiring Fund shall have received an opinion of Counsel substantially to the effect that:

          6.5.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund;

          6.5.4. To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

          6.5.5. Target is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

          6.5.6. To Counsel's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

     In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and (3) limit such opinion to applicable federal and state law.

     6.6. Each Fund shall have received an opinion of Kirkpatrick & Lockhart LLP ("Tax Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and the certificates delivered pursuant to paragraph
3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

          6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

          6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

     Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, either Fund may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders' interests.

7.   BROKERAGE FEES AND EXPENSES

     7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Except as otherwise provided herein, all the Reorganization Expenses will be borne by the Funds in proportion to their respective net assets or by another equitable method agreed upon by the Funds.

8.   ENTIRE AGREEMENT; NO SURVIVAL

Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.   TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before March 31, 2002; or

     9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or its directors or officers, to the other Fund.

10.  AMENDMENT

This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.  MISCELLANEOUS

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

[signatures omitted]

                                   APPENDIX C

     Management's discussion of the performance of Midas Fund, which is included in its Annual Report to Shareholders for the fiscal year ended December 31, 2000, is set forth below:

     It is a pleasure to submit our combined annual report for Midas Fund and Midas Investors. Both Midas Fund and Midas Investors seek capital appreciation and protection against inflation and invest primarily in companies involved in mining, processing or dealing in gold or other precious metals. Importantly, Midas Fund's primary focus can also include other natural resource companies as well.

     Based on the London p.m. gold price, the average price of gold during 2000 was $279.10 per ounce, barely changed from the $278.57 average in 1999. The year's highest price was $312.70, seen on February 4; the lowest price was $263.80 on October 27. Unfortunately, however, the trend was downward. Gold began the year at $290.25 per ounce and dropped by the end of 2000 to $274.45. Precious metal stocks fared poorly as well, with the Philadelphia Gold and Silver Index down 25%, the Australian ASX Gold Index down 30%, and the Johannesburg All Gold Index down 38%. In this same period Midas Investors and Midas Fund declined 26.42% and 38.24%, respectively.

     In 2000, influences depressing prices of precious metals and mining shares included both fundamental and psychological factors. Affecting market psychology, the Bank of England's repeated auctions of gold appeared to shake investor confidence in the market's ability to absorb the gold sales of central banks globally. Likewise, low lease rates for gold offered by these central banks, combined with a strong U.S. dollar, emboldened speculative short sellers to make further sales of gold whenever a price rally appeared in the offing, dampening further spikes to higher gold price levels. Another psychological shift dramatically affecting security prices is the new alignment of gold mining company valuation techniques with more standard valuation techniques, historically applied to base metal and other resources companies. Investors seem less satisfied with appraisals of a company's mining prospects and ounces of gold reserves, and more concerned with measurements focusing on returns on equity and assets.

     Fundamentally, higher interest rates and declining gold prices severely impacted the ability of many precious metals companies to meet their financial targets in 2000. Debt obligations assumed in prior high gold price environments became increasingly difficult to service. In several instances, loans became due and payable, while more stringent, expensive, and illiquid capital markets were increasingly inaccessible to medium and junior producing mining companies. Discouraging to some investors as well were the announcements by some prominent companies of cutbacks in mining exploration and development budgets, dimming their prospects of future growth. More surprising was the lack of merger activity in the industry, which would appear to give smaller companies the economies of scale necessary to achieve financial and operational leverage essential in the more competitive environment.

     The brightest spot in the precious metals markets during 2000 was unquestionably in the platinum and palladium arena, whose steadily rising industrial use, primarily for catalytic converters, and increasing appeal for jewelry - up 80% in the last decade according to Johnson Matthey Plc - together with limited supplies, led prices to new highs. Platinum surged approximately 40% over the year to $619 per ounce, reaching a 10 year high. The price of palladium doubled to a record $980 per ounce - up from $120 per ounce just four years ago. Our investments in companies involved with these two exciting metals participated dramatically in these price trends in 2000 and show signs of further appreciation potential in 2001.

     As these events transpired over 2000, the Investment Policy Committee, which assumed sole portfolio management of Midas Fund in December 1999, sought to implement a strategy over the year to restructure the Fund's portfolio to own the securities of the largest mining companies in the world and to continue the reduction of its exposure to junior development and junior mining companies. Through pursuit of this strategy, by the end of 2000 the primary emphasis of the Fund's mining portfolio has focused on quality major and medium size producing companies with disciplined operations, financial strength, and positive cash flow even at current gold prices. As the recessionary threat to the economy loomed, Midas Fund's strategy also included lessening its exposure to declining base metal prices and reallocating its assets in companies involved in diamonds, energy, power generation, and other natural resources. The Fund occasionally employed leverage and futures strategies in an effort to enhance returns. To a limited extent, the Fund invested in securities of selected growth companies and money market securities.

     Midas Investors' strategy in 2000 was to build a globally diverse portfolio of equity securities of primarily the largest capitalization companies involved directly or indirectly in mining, processing or dealing in gold and other precious metals. The Fund's investments in platinum and palladium producing companies were among the most fruitful over the year. To a limited extent, the Fund also held securities of selected growth companies, and money market securities and, in addition, selectively employed leverage and futures strategies in attempting to enhance returns.

     Looking ahead, we are optimistic about improving prospects for gold prices. The September 26, 1999 statement of the 15 European central banks restricting gold sales and lending for 5 years will be supplemented by the expectation of the end of Bank of England gold auctions after 2001. Although forecasts of global gross domestic product, the total value of goods and services produced world-wide, being revised downward may lead to generally lower industrial and jewelry demand, recent declines in U.S. dollar strength may give rise to widely anticipated increases in gold prices in U.S. dollar terms and stimulate offshore demand in high gold consuming regions, such as Asia and Europe. At the same time, mining companies are being compelled to either lower their costs of production or seek to combine with other companies, which can offer the potential for appreciation in their share prices.

                                   APPENDIX D

     Management's discussion of the performance of Special Equities, which is included in its Annual Report to Shareholders for the fiscal year ended December 31, 2000, is set forth below:

     It is a pleasure to submit this annual Report for Midas Special Equities Fund and to welcome our new shareholders who find appealing the Fund's aggressive investment strategies for capital appreciation. We thank you for your support and confidence in 2000 and look forward to discovering opportunities for above average capital appreciation on your behalf in the months and years ahead.

     Consistent with the Fund's investment objective and policies, the Fund's strategy in 2000 was to invest in equity securities, often involving special situations and emerging growth companies, and employ certain aggressive investment strategies in seeking to enhance returns, including short term trading, leverage and transactions in futures on the S&P 500 index. By late spring, the Fund began to reposition its portfolio to emphasize larger, "old economy" companies and de-emphasize "new economy" technology companies. In 2000, the Russell 2000 and the Standard & Poor's 500 indices declined 3.03% and 9.10%, respectively. The Nasdaq, reflecting mostly technology stocks, fell 39.3%, the worst annual performance in its history. Although the Fund's aggressive investment strategies of seeking its capital appreciation objective was successful in 1999, achieving a +30.58% total return, the year 2000 was a disappointment with a negative 21.18% total return. The Fund's performance in 2000 reflects its higher investment commitment to the technology area while the more positive performance within its portfolio came from investments in "old economy" companies in the consumer cyclical and financial sectors.

     Looking ahead, we anticipate a slowing economy with moderate inflation and lower interest rates over the course of the year. In this type of environment, we think that higher returns will be enjoyed by those companies with improving revenue growth and returns on capital, solid financial strength, and a dominant business franchise that will grow notwithstanding weakness in the overall economy. In view of the potential for lower interest rates, we believe the financial sector, including the insurance and money center banking industries, have particular promise. In certain situations, technology companies that serve markets anticipated to grow, even in a recessionary environment, or whose productivity enhancing products or services are seen as essential in an increasing competitive global marketplace, may benefit by higher valuations.

     Investing in the financial markets in the year 2001 probably holds more volatility ahead. For investors who can accept these short term swings for long term appreciation potential, Midas Special Equities Fund has the flexibility to adapt and attempt to obtain capital appreciation for its shareholders from shifting market trends.

Midas U.S. and Overseas Fund Ltd.                  Proxy/Voting Instruction Card
--------------------------------------------------------------------------------

This proxy is solicited by and on behalf of the Board of Directors

The shareholder of Midas U.S.and Overseas Fund Ltd.(the "Fund") signing on the reverse hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the signer, with full power of substitution in each of them, to attend the Special Meeting of Shareholders to be held at the offices of the Fund at 11 Hanover Square, New York, New York on Thrusday, November 8, 2001 at 10:00 a.m., and at any postponement or adjournment thereof (the "Meeting") to cast on behalf of the signer all votes that the signer is entitled to cast at the Meeting and otherwise to represent the signer at the Meeting with all of the powers the signer possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. The signer hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR the proposal and in their discretion on any other matter that may properly come before the Meeting.




     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

|   | Please mark your votes
| X | as in this example:
|   |

--------------------------------------------------------------------------------
                        MIDAS U.S AND OVERSEAS FUND LTD.
--------------------------------------------------------------------------------

Please sign, date and return this proxy/voting instruction card promptly in the enclosed postage-paid envelope. If no direction is given on the proposal, the proxies will vote FOR the proposal, in accordance with the recommendations of each Board of Directors of the Fund.

CONTROL NUMBER:


1. Approval of a Plan of Reorganization under which Midas Special Equities Fund, Inc. would acquire all of the assets of Midas U.S. and Overseas Fund Ltd. in exchange solely for shares of Midas Special Equities Fund, Inc. and the assumption by Midas Special Equties Fund, Inc. of all of Midas U.S. and Overseas Fund Ltd.'s liabilities, followed by the distribution of those shares to the shareholders of Midas U.S. and Overseas Funds Ltd.

  For      Against    Abstain

 |   |      |   |      |   |
 |   |      |   |      |   |
 |   |      |   |      |   |

Signature(s) should be exactly as name or names appearing to the left. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.



Please be sure to sign and date this Proxy.        Date_________________________




__________________________________            __________________________________
Signature                                     Co-Owner Signature


RECORD DATE SHARES: